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                                 EXHIBIT 99.1
              FORM OF OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

THE SECURITIES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                  OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

This Offshore Securities Subscription Agreement (the "Agreement"), dated ________ __, 1997, is entered into by and between Citadel Computer Systems, Inc., a company incorporated in the state of Delaware (the "Company"), and OFFSHORE NOMINEES LIMITED (the "Buyer").

The Company has offered for sale outside the United States (as that term is defined in Regulation S ("Regulation S") under the Act up to 60 Units each Unit consisting of a 5% Convertible Note due ___________, 2000 (the "Securities") of original principal amount of $25,000, convertible into common stock of the Company, together with warrants to purchase up to 5,000 shares of the Company's common stock as set forth in the Warrant Agreement dated as of the date hereof (together with the Securities (the "Units"). Buyer has been offered $1,500,000 in principal amount of the Securities. Interest on the Securities will be payable as provided in the form of Convertible Note attached hereto as Annex A. The terms on which the Securities may be converted into shares of the Company's common stock (such shares underlying the Securities being referred to herein as "Shares") and the other terms of the Securities are set forth in the Form of Convertible Note attached as Annex A. Capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S as the same may be amended from time to time.

The parties hereto agree as follows:

1.   Purchase and Sale of Securities.  Upon the basis of the representations and
     --------------------------------
warranties, and subject to the terms and conditions, set forth in this Agreement, the Company covenants and agrees to sell to the Buyer on the Closing Date (as hereinafter defined) $1,500,000 of the Securities at a price of 100% of the original principal amount, and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Buyer covenants and agrees to purchase from the Company, on the Closing Date $1,500,000 of the Securities of the Company at 100% of the original principal amount.

2.   Closing Instructions to Escrow Agent.  (a)  The closing of the purchase and
     -------------------------------------
sale of the Securities pursuant to Section 1 hereof shall take place on or before ________ __, 1997 (the "Closing Date") after the Company has delivered to the offices of First Bermuda Securities Limited (the "Escrow Agent") located at Jardine House, 3rd Floor, 33/35 Reid Street, Hamilton, HM 12 Bermuda, Convertible Notes (each a "Convertible Note") representing the Securities in denominations of not less than $25,000, registered in the name of the Buyer (representing the maximum amount of Securities to be purchased by the Buyer hereunder) and Warrants (as defined below) registered in the name of the Buyer.

     (b) The Company and the Buyer agree that they shall instruct the Escrow Agent as provided in Annex B and as follows:

         (i) On the Closing Date, for each Convertible Note subscribed for and delivered to the Escrow Agent pursuant to paragraph 2(a) above, the Escrow Agent shall, upon confirmation in the form of a federal funds wire number that First Bermuda Securities Limited has wired payment of the aggregate purchase price for the Securities (less any fees the Company has authorized Escrow Agent to deduct) in immediately available funds to the Company's account as provided in the escrow instructions attached as Annex B, release the Securities described in paragraph 2(a) above. The Escrow Agent shall return to the Company any Convertible Notes and Warrants that the Buyer does not purchase on the Closing Date. If the closing shall not have taken place by ________ __, 1997, this Agreement shall terminate.

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         (ii)  The Escrow Agent will make delivery of the number of Convertible
Notes set forth in clause (2a) above in accordance with the instructions of the Buyer subject to customary settlement procedures upon confirmation of the wiring of funds to the Company as described in clause 2(b)(i) above, except that all such Convertible Notes and the Warrants shall be delivered to a location outside the United States and none of the Convertible Notes or Warrants shall be delivered to a U.S. Person (as defined in Regulation S).

3.   Representations and Warranties of the Buyer:  The Buyer understands and
     --------------------------------------------
represents and warrants to, and agrees with the Company that:

     (a) The Buyer understands that no federal or state agency has passed on, or made any recommendation or endorsement of the Securities.

     (b) The Buyer acknowledges that, in making the decision to purchase the Securities, it has relied solely upon independent investigations made by it and not upon any representations made by the Company with respect to the Company or the Securities, except for the representations and warranties in this Agreement, the Convertible Note, the Warrant, the Registration Rights Agreement and the Officer Certificate (as defined below), except that the Buyer has received, reviewed and relied upon the Opinion of Counsel (as defined below) and copies of the report on Form 10-QSB for the quarter ended November 30, 1996, the report Form 10-KSB for the year ended February 29, 1996, filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all other filings, including filings on Form 8-K, under the Exchange Act since February 28, 1996, which, together with any filings by Company after the date hereof and prior the Closing, are defined as "Exchange Act Reports".

     (c) The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of the Buyer to acquire the Securities.

     (d) The Buyer is not a U.S. Person (as defined in Regulation S) and is not and will not be an affiliate (as defined in the Exchange Act) of the Company.
To enable the Company to avoid withholding interest paid, the Buyer certifies under penalty of perjury that it is neither a citizen nor a resident of the United States and that its address set forth in the Escrow Agreement is correct.

     (e) No public offer or solicitation of the Securities or the Shares issuable on conversion of the Securities was made to the Buyer and no offer of the Securities or the Shares issuable on conversion of the Securities was made to the Buyer while the Buyer was present in the United States.

     (f) At the time the buy order for the Securities was originated the Buyer was located outside the United States and is outside the United States on the date of the execution and delivery of this agreement and will be outside the United States on the Closing Date.

     (g) The Buyer is aware that the Securities and the Shares issuable upon exercise of conversion rights have not been and will not be registered under the Act (except as may be required under the Registration Rights Agreement) and may only be offered or sold pursuant to registration under the Act or an available exemption therefrom and Buyer has not, and will not, engage in any public offering or distribution of the Securities or the Shares.

     (h) The Buyer (i) will not, during the period commencing on the Closing Date and ending 40 days after the Closing Date (the "Restricted Period"), offer or sell or agree to sell the Securities in the United States, to a U.S. Person or for the account or benefit of a U.S. Person or other than in accordance with Rule 903 or 904, as applicable, of Regulation S, and (ii) will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities or the common stock issuable upon the exercise of conversion rights only pursuant to registration under the Act or an available exemption therefrom and, in any case, in accordance with applicable federal and state securities laws.

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     (i) The Buyer and its affiliates have been advised of and are familiar with, have complied, and will comply, with the offering restrictions, and any other requirements, of Regulation S.

     (j) The transactions contemplated by this Agreement (i) have not been pre-arranged by the Buyer with a purchaser located in the United States which is a U.S. Person, and (ii) are not part of a plan or scheme by the Buyer to evade the registration provisions of the Act.

     (k) The Buyer is an "accredited investor" as defined in the Act and will be purchasing the Securities for its account for the purpose of investment and not
(i) with a view to, or for sale in connection with, any distribution thereof or
(ii) for the account or on behalf of any U.S. Person.

     (l) Neither the Buyer nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into, with any U.S. Person, any put option, short position or other similar instrument or position with respect to the Securities or securities into which the Securities are convertible or participate in any other attempt designed to lower the trading prices of the Company's common stock.

     (m) The Buyer shall indemnify the Company against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of the Buyer's breach of any representation, warranty, covenant or agreement in this Agreement.

4.   Registration Rights; Warrants.  On or prior to the Closing Date, the
     -----------------------------
Company and Buyer agree to execute a Registration Rights Agreement (the "Registration Rights Agreement") and a Warrant (the "Warrant") in the forms substantially set out in Annex C and Annex D attached hereto, respectively.

5.   Conversion of Securities.  The Securities may be converted into the Shares,
     -------------------------
as herein defined, at the option of the holder thereof under the terms set forth in the Form of Convertible Note, attached hereto as Annex A.

6.   Representations and Warranties of the Company.  The Company represents and
     ---------------------------------------------
warrants to, and agrees with, the Buyer that:

     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

     (b) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations thereunder.

     (c) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its affiliates is required for execution of this Agreement, including, without limitation, the issuance and sale of the Securities, or the performance of its obligations hereunder.

     (d) Neither the sale of Securities pursuant to, nor the performance of its obligations under this Agreement by the Company will (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or by-laws of the Company or any of its affiliates, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any material agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other material instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company or any of its

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affiliates is a party to; or (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its affiliates.

     (e) The Company has an authorized capitalization consisting of 30,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"). The Company has issued and outstanding __________________ shares of Common Stock and 570 shares of Preferred Stock as of ________ __, 1997. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; prior to the Closing Date, the authorized capitalization shall include the Shares to be issued upon conversion of the Securities. The shares of Common Stock issuable upon conversion of the Securities, when issued and delivered in accordance with the terms of the Securities, will be duly and validly issued, fully paid and non-assessable. The issuance of the Shares will not be in violation of any preemptive or similar rights of the holders of any securities of the Company. The Securities (i) are free and clear of any security interests, liens, claims or other encumbrances, (ii) have been duly and validly authorized and on the Closing Date will be duly and validly issued, fully paid and non assessable,
(iii) will not have been, individually and collectively, issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company and (iv) will not subject the holders thereof to personal liability by reason of being such holders. The Common Stock underlying the Securities is quoted on, and will be, following the completion of the Restricted Period (if sold in accordance with the provisions of this Agreement, applicable securities law and Regulation S as then in effect), eligible for trading on, The National Association of Securities Dealers Inc. Electronic Bulletin Board ("NASDAQ").

     (f) The Company is a Reporting Issuer (as defined in Regulation S) because it has a class of securities registered pursuant to Section 12(g) of the Exchange Act and has filed all the material required to be filed pursuant to
Section 13(a) of the Exchange Act for a period of at least twelve (12) months preceding the date of this Agreement. The Common Stock is listed on NASDAQ and the Company has received no notice, oral or written, with respect to its continued eligibility for such listing. The Company hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action as is necessary to cause the Shares issued upon exercise of conversion rights under the Convertible Notes to be listed on NASDAQ upon such conversion following expiration of the Restricted Period (subject, if required, to notice to NASDAQ of the actual number of shares issued). The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it will include in such application the Shares and will take such other action as is necessary or desirable to cause the Shares to be listed on such other exchange or market upon expiration of the Restricted Period.

     (g) The Exchange Act Reports are the only filings made by the Company since February 29, 1996 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, and the Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Securities Exchange Act of 1934, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action necessary to continue the listing and trading of its Common Stock on NASDAQ and will comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the NASD and NASDAQ.

     (h) The Company has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity.

     (i) The Company has furnished or made available to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

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

     (j) The Company has delivered or made available to the Buyer true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials excluding any preliminary proxy not distributed). The Company has not provided to the Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (k) Except as set forth in the financial statements and other documents filed by the Company under the Exchange Act, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to November 30, 1996, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company has not provided to the Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed.

     (l) Since November 30, 1996 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in accordance with the Exchange Act Reports.

     (m) There is no material action, suit, proceeding, inquiry or to the knowledge of the Company or any of its subsidiaries, investigation before or by any court, public board, government agency, self-regulatory organization or body pending, or to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries other than as set forth in the Exchange Act Reports.

     (n) Neither the Company, nor any or its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Act.

     (o) The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Buyer relating to this Agreement or the transactions contemplated hereby, except for dealings with First Bermuda Securities Limited, whose commissions and fees will be paid for by the Company.

     (p) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Securities; provided, however, that the number of shares so reserved shall at all times be at least 1,800,000 in aggregate for purposes of conversion of the Securities and exercise of the Warrants. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to the conversion of the Securities and exercise of the Warrants (provided that in no event shall the number of shares so reserved be less than the number required to satisfy the remaining conversion rights on the unconverted Securities or exercise rights on the exercised Warrants) and the number of shares so reserved

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shall be increased to reflect stock splits and stock dividends and distributions.

     (q) No legend has been or shall be placed on the Securities or share certificates representing the Securities or Shares and no note or stock transfer instructions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in Section 10.

     (r) Based upon the truth and accuracy of the representations and warranties made by the Buyer, the sale of the Securities pursuant to this Agreement will be made in accordance with the provisions and requirements of Regulation S and applicable state law.

     (s) No offer to sell the Securities was made by the Company to any person in the United States.

     (t) None of the Company, any affiliate of the Company, or any person acting on behalf of the Company or any such affiliate has engaged, or will engage, in any Directed Selling Efforts as that term is defined in Regulation S with respect to the Securities nor any general solicitation of the Securities.

     (u) The transactions contemplated by this Agreement (i) have not been pre-arranged with a purchaser who is in the United States or is a U.S. Person, and
(ii) are not part of a plan or scheme to evade the registration provisions of the Act.

     (v) The Company undertakes and agrees to make all necessary filings in connection with this offering as required by the laws and regulations of all appropriate jurisdictions and securities exchanges in the United States of America.

     (w) The Company shall indemnify the Holder against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of the Company's breach of any representation, warranty, covenant or agreement in this Agreement.

7.   Offering Materials.  All offering materials and documents used in
     -------------------
connection with the offers and sales of the Securities prior to the expiration of the Restricted Period include statements to the effect that the Securities and the Shares issuable upon the exercise of conversion rights have not been registered under the Act and that the Buyer, may not directly or indirectly offer or sell the Securities or such shares in the United States or to a U.S. Persons (other than distributors) unless the Securities or shares are registered under the Act, or an exemption from the registration requirements of the Act is available. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Securities and (2) in the placement section of any prospectus or offering circular used in connection with the offer or sale of the Securities. Buyer represents that all offering materials and documents received by it in connection with the offers and sales of the Securities prior to the Closing of the transactions contemplated herein have complied with the foregoing. Nothing contained in this
Section 7 shall negate or detract from any of the representations, warranties and agreements of Buyer contained in Section 3 above.

8.   Covenants of the Company.  (a)  The Company covenants and agrees that
     ------------------------
during the period beginning on the date hereof and ending 90 days following the Closing Date, the Company will not, without the prior written consent of a "Majority-in-interest" of the Buyers, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) pursuant to the exemption from the registration requirements of Regulation S (the "Future Offerings"). In addition, the Company will not conduct any Future Offerings during the period beginning on the 90/th/ day following the date hereof and ending 180 days following the Closing Date unless it shall have first delivered to the Buyer at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing the Buyer an option during such ten (10) day period to purchase all or any portion of its "pro-rata" share of the securities being offered in the Future Offerings on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitation"). The Capital Raising Limitation shall not apply to any transaction involving the Company's commercial banking arrangements or issuances of securities in connection with a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company (so long as the securities so issued are "restricted securities" within the meaning of Rule 144 under the 1933 Act and do not carry registration or piggy back rights for at least 360 days from the date of this Agreement), the issuance of securities to settle securities litigation, or exercise of options by or the grant of performance shares to employees, consultants or directors. The terms
(i) "majority-in-interest" means Holders of 5% Convertible Notes holding more than 50% of the Common Stock underlying the Securities (treating the Securities on an as converted basis) and (ii) "pro-rata share" means the principal amount of the Securities initially purchased divided by the aggregate principal amount of all Securities sold hereunder.

     (b) The parties shall use their best efforts timely to satisfy each of the conditions described in Section 9 of this Agreement.

     (c) So long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the AMEX, the NYSE or the NASDAQ.

     (d) At Buyer's request, the Company agrees to send the following reports to Buyer until Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-K; and (ii) within two (2) business days after release, copies of all press releases issued by the Company or any of its subsidiaries.

     (e) The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Securities and issuance of the Shares in connection therewith (based on the conversion price of the Securities in effect from time to time). In that regard, on the Closing Date, the Company shall have at least 1,800,000 shares reserved for issuance upon conversion of the Securities and the exercise of the Warrants (subject to adjustment in order to comply with the immediately preceding sentence); provided that the Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Securities and the exercise of the Warrants without the consent of a majority-in-interest of the buyers of the Securities, which consent will not be unreasonably withheld.

     (f) So long as the Buyer beneficially owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the AMEX, the NYSE or the NASDAQ.

     (g) The Company and the Buyer agree that the Closing Date, when certified by Escrow Agent as the Closing shall be deemed to be a conclusion of the offering of the Securities contemplated hereby. The Company acknowledges and agrees that, for purposes of clarifying and specifying the applicable Restricted Period under Regulation S, the Buyer intends to observe as the Restricted Period (as defined in Regulation S) for the Securities, the period of 40 days commencing on the Closing Date and ending 40 days thereafter.

     (h) The Shares issued upon conversion of the Securities and the certificates evidencing the same shall at all times be free of legends (except as provided in Section 10 below), "stock transfer restrictions," or other restrictions, except as expressly set forth in this Agreement and the Convertible Note.

9.   Conditions Precedent to the Buyer's Obligation.  The obligations of the
     -----------------------------------------------
Buyer hereunder are subject
to the performance by the Company of the following additional conditions precedent:

     (a) The Buyer shall receive, on the Closing Date, an opinion of counsel to the Company, dated the Closing Date, as to the representations made by the Company in Sections 6(a) through and including 6(f) and in Sections 6(m) and 6(n) hereof, and such other matters as Buyer reasonably requests (collectively, the "Opinion of Counsel"). The form of the Opinion of Counsel shall be as set forth in Exhibit 1 hereof.

     (b) Delivery of the notes representing the Securities with restrictive legends to the Escrow Agent as set forth herein.

     (c) The Company shall have delivered to the Buyer a certificate (the "Officer Certificate") in form and substance reasonably satisfactory to the Buyer, executed by an executive officer of the Company, to the effect that all the conditions to the Closing shall have been satisfied and the representations and warranties of the Company herein are true and correct as of the date when made and as of the Closing Date, and certifying as to the Company's Certificate of Incorporation, By-Laws, resolutions authorizing transaction, and incumbency of Company officers.

     (d) The Company and the Buyer shall have entered into the Registration Rights Agreement and the Warrant as contemplated by Section 4.

10.  Legends.  (a)  The certificates representing the Securities, and the Shares
     --------
issued during the Restricted Period, shall bear the following legend (the "Legend"):

     "The securities represented hereby have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "1933 Act"), and have not been registered under the 1933 Act. Such securities may not be transferred, offered or sold prior to the end of the forty (40) day period (the "Restricted Period") commencing on ________ __, 1997 unless such transfer, offer or sale is made in an "offshore transaction" and not to or for the account of or benefit of a "U.S. Person" (as such terms are defined in Regulation S) and is otherwise in accordance with the requirements of Regulation S. Following the expiration of the Restricted Period, the securities represented hereby may not be offered, sold or otherwise transferred in the United States or to a U.S. Person unless the securities are registered under the 1933 Act and applicable state securities laws, or such offers, sales and transfers are made pursuant to an available exemption from the registration requirements of those laws."

     (b) Following the expiration of the Restricted Period, and subject to
Section 10(d) below, the Company will remove or will promptly instruct its transfer agent to remove the Legend from the Shares issued during the Restricted Period (and will instruct its transfer agent to issue without the Legend, the Shares issuable upon any conversion or exercise occurring after the Restricted Period), if the Buyer holding such Securities or any other person in whose name the certificates have been or are to be validly and legally issued shall have delivered a certificate (a "Removal Certificate") to the Company to the following effect:

     "The undersigned acknowledges that the securities to which this certificate relates have not been registered under Securities Act of 1933, as amended (the "1933 Act") and that offers, sales or other transfer of such securities must be made in compliance with Regulation S promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from registration, and the undersigned certifies that the undersigned has not made, nor will the undersigned make or cause to be made, any offer, sale or other transfer of such securities, in violation of the 1933 Act, other applicable securities laws or the rules and regulations of the Securities and Exchange Commission."

     (c) Upon the submission, at any time after the expiration of the Restricted Period, by Buyer of a written request for legend removal for the purpose of a bona fide pledge or deposit of the Shares with a margin account, together with the certificates for which the legend removal is being requested and a Removal Certificate signed by both the Buyer and the pledgee or other holder of the Shares, the Company will reissue or will promptly instruct its transfer agent to reissue the certificates representing the Shares to be so pledged or deposited without the Legend.

     (d) Notwithstanding the provisions of this Section 10, if with respect to the Company's receipt of a Removal Certificate from any person, prior to any removal of the Legend, there shall have been after the date hereof any amendment to the Act or Regulation S or any no action letter, interpretative release or other advice from the Securities and Exchange Commission after the date hereof which disallows the removal of the Legend under the circumstances in which the request that it be removed is being made, then the Company shall have no obligation to remove or to instruct its transfer agent to remove the Legend, unless the Company shall have received from the person requesting such removal a written letter of counsel to such person reasonably acceptable to the Company and its counsel confirming that the Legend may be so removed or share certificates may be so issued without the Legend without violation of the Act. If the person requesting a removal of the Legend is unable to supply the legal opinion referred to above then the Company shall, upon demand of such person, be obligated to register the Common Stock for resale pursuant to the terms of the Registration Rights Agreement.

11.  Transfer Agent Instructions.  The Company's transfer agent will be
     ----------------------------
instructed to reserve for issuance such number of shares of the Company's Common Stock as would be issuable if the Convertible Notes were converted on the Closing Date and such additional number of shares as, from time to time, shall be necessary to provide for the issuance of Shares upon the conversion of the Convertible Notes. Additionally, the Company shall deliver to its transfer agent promptly after closing irrevocable instructions substantially in the form set forth in Annex E attached hereto, pursuant to which the transfer agent shall be instructed to issue upon conversion the number of shares provided for in the Convertible Note being converted on the terms provided for therein without restrictive legend, registered in the names provided by the Holders, subject to the terms and conditions in this Agreement and in the Convertible Note. The Company warrants and covenants that no instructions restricting the transferability of the Shares other than the instructions in the immediately preceding sentence and instructions for a "stop transfer" instruction until the end of the Restricted Period have been given, or shall be given, to the transfer agent, and that the Shares shall otherwise be freely transferable on the books and records of the Company, subject to the restrictions in this Agreement and in the Convertible Note. Nothing in this section, however, shall affect in any way the obligations and agreement of the Buyer to comply with all applicable federal, state and foreign securities laws upon resale of the Securities.

12.  Miscellaneous.  (a)  This Agreement may be executed in one or more
     --------------
counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

     (b) This Agreement shall be governed by and constructed in accordance with the laws of the State of Delaware.

     (c) This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by either party without the prior written consent of the other, and any assignment in violation hereof shall be void. Notwithstanding the foregoing, the Buyer may assign its rights in this Agreement subject to the terms and conditions of this Agreement and the Convertible Note, and the provisions of this Agreement shall then inure to the benefit of, and be enforceable by, any transferee of any of the Securities or Shares.

     (d) This Agreement together with the Convertible Note, the Registration Rights Agreement and the Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written proposals or agreements related thereto. This Agreement may not be amended or any provision hereof waived, in whole or in part, except by a written amendment signed by both of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year above written.

CITADEL COMPUTER SYSTEMS INCORPORATED

By:
   ------------------------------------------------------
   Steven B. Solomon, Chief Operating Officer & Secretary

BUYER:  OFFSHORE NOMINEES LIMITED


By:
   ------------------------------------------------------